WRL FREEDOM ELITE BUILDER®

WRL FINANCIAL FREEDOM BUILDER®        WRL FREEDOM EQUITY PROTECTOR®

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

WRL SERIES LIFE ACCOUNT

Supplement dated December16, 2022

To the

Prospectuses Dated May 1, 2022

Based on corrections required to the underlying fund portfolios, the Portfolio Company Appendix is hereby revised to reflect the following changes.

Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 year	5 years	10 years
Investment Objective: Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.	Fidelity VIP Index 500 Portfolio -Service Class 2 Advised by Fidelity Management & Research Company Sub-Advisers: FMR Co., Inc.; Geode Capital Management, LLC	0.35%	28.26	18.05	16.15
Investment Objective: The fund seeks long-term capital appreciation.	Fidelity VIP Contrafund® Portfolio* -Service Class 2 Advised by Fidelity Management & Research Company Sub-Advisers: FMR Co., Inc	0.85%	27.51	19.87	16.35
Investment Objective: Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.	Fidelity VIP Equity Income Portfolio*- Service Class 2 Advised by Fidelity Management & Research Company Sub-Advisers: FMR Co., Inc	0.76%	24.60	11.68	12.26
Investment Objective: The fund seeks to provide capital growth.	Fidelity VIP Growth Opportunities Portfolio*- Service Class 2 Advised by: Fidelity Management & Research Company Sub-Advisers: FMR Co., Inc	0.88%	11.68	31.77	22.64

This Supplement must be accompanied or preceded by the applicable Prospectuses.

Please read this Supplement carefully and retain it for future reference.

Investment Objective: Seeks to maximize long-term growth.	Transamerica Morgan Stanley Capital Growth VP – Initial Class Sub-Advised by: Morgan Stanley Investment Management Inc.	0.97%	-0.53%	32.65%	23.34%
Investment Objective: Seeks to provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments.	Transamerica Multi-Managed Balanced VP - Initial Class Sub-Advised by: J.P. Morgan Investment Management Inc. and Aegon USA Investment Management, LLC	0.86%	17.04%	12.68%	11.20%
Investment Objective: Seeks a combination of capital appreciation and income.	Transamerica PIMCO Tactical - Balanced VP - Initial Class Sub-Advised by: Pacific Investment Management Company LLC	1.11%	6.62%	7.92%	6.37%

*           The Fidelity VIP Contrafund® Portfolio, the Fidelity VIP Equity Income Portfolio, and the Fidelity VIP Growth Opportunities Portfolio are no longer available for sale to new investors.

All Underlying Fund Portfolios in the Transamerica Series Trust are advised by Transamerica Asset Management. The entities listed are the sub-advisers unless otherwise indicated.

This Supplement updates certain information in the above referenced prospectuses (the ‘‘Prospectuses’’). Except as indicated in this Supplement, all other information included in the Prospectuses remains unchanged. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the applicable Prospectuses.

Please read this Supplement carefully and retain it for future reference.